UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  8811-03904

 Value Line Tax Exempt Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: February 28, 2011

Date of reporting period: February 28, 2011

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 2/28/11 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management 220 East 42nd Street, 6th Floor New York, NY 10017-5891 EULAV Securities LLC	A N N U A L R E P O R T
F e b r u a r y 28 , 2 0 1 1

CUSTODIAN BANK SHAREHOLDER SERVICING AGENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LEGAL COUNSEL DIRECTORS OFFICERS
220 East 42nd Street, 6th Floor
New York, NY 10017-5891
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
State Street Bank and Trust Co.
c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort
Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary
The Value Line Tax Exempt Fund, Inc.

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00079933

The Value Line Tax Exempt Fund, Inc.

To Our Value Line Tax Exempt

To Our Shareholders (unaudited):

Enclosed is your annual report for the year ended February 28, 2011. I encourage you to carefully review this report which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

For the twelve months ended February 28, 2011, the total return of 1.67% for The Value Line Tax Exempt Fund (the “Fund”) exceeded the total return of 0.76% for the average Lipper General Municipal Debt Fund(1) while the Fund slightly underperformed its benchmark, the Barclays Capital Municipal Bond Index(2), which returned 1.72% during the 12-month period.

The Federal Reserve Board maintained the Fed Funds rate near 0% for the past year, resulting in sharply sloped yield curves for the U.S. Treasury and municipal bond markets. The Fed’s accommodative stance remains in place and is likely to continue for the foreseeable future.

Performance in the tax exempt market was impacted by considerable price volatility due to investor concern over significant budgetary issues faced by many states and municipalities. Limited revenues and tax receipts sharpened legislative focus on the funding of public employee salaries and benefits as well as on the overhang of unfunded pension liabilities. Technical factors also posed significant challenges to the municipal market. The issuance of Build America Bonds (BABs) in particular had a huge effect on supply and demand. BABs were very popular with issuers as they offered a 35% federal subsidy on interest payments, and more than one-third of municipal issuance came as taxable debt in 2010. The expiration of the BABs program at yearend has restored a more normal supply/demand balance to the tax exempt market.

The Fund’s strong performance relative to the Lipper peer group was due primarily to limited holdings of long maturity bonds which had significantly weaker returns relative to intermediate and short maturity bonds. Performance was also helped by minimal exposure to California securities and to a generally strong credit quality bias. Maintaining a high credit quality profile was deemed to be prudent during this period of extraordinary price volatility for tax exempt bonds. Negative factors affecting performance included an underweighting of New York State bonds whose securities proved to be surprisingly resilient despite ongoing budget concerns, and an overweighting of Florida bonds whose returns were modestly weaker than the Barclays index.

Significant challenges remain for the broad tax exempt market, including sharp declines in federal aid and a still worrisomely high unemployment rate. However, we believe that there are clear signs of recovery. Tax collections increased in the last 6 months of 2010, helping to ease pressure on state officials as they work to balance budgets. General economic conditions are improving, with the March unemployment rate reaching a 2-year low of 8.8% along with strong growth in manufacturing.

All of us at the Adviser recognize it was a turbulent year in the municipal bond market and appreciate your confidence in us. We welcome the opportunity to continue serving your investment needs in the years ahead. This report and other information are available on our website, www.vlfunds.com.

Sincerely,

	/s/	Mitchell Appel
Mitchell Appel, President

	/s/	Liane Rosenberg
Liane Rosenberg, Portfolio Manager

April 2, 2011

(1)
Lipper Inc., a widely respected data provider in the industry, calculates an average return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund.

(2)
The Barclays Capital Municipal Bond Index is a total-return performance benchmark for the long-term, investment grade, tax-exempt bond market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

2

The Value Line Tax Exempt Fund, Inc.

Fund Shareholders

Economic Highlights (unaudited)

After a strong rebound in economic growth in the final quarter of 2009, expectations in 2010 for a robust recovery were tempered by the persistence of several economic constraints. Heavy household debt, weak housing prices, and strained state and local budgets all contributed to a disappointing economic performance, and by the 3rd quarter of 2010, GDP growth had slowed to 2.60%.

Part of what had changed was a growing belief that unlike in previous recoveries, the economy was not about to ignite. After a more “normal” recession, once the recovery starts the economy is back to where it started in about six months. Generally, an accommodative Federal Reserve policy like the one that has been in place for several years would have had a far greater impact on economic growth than what has been seen in this cycle. This time, other factors have been contributing to a lackluster economy, including debt crises in several European countries, and the expiration of federal stimulus programs like the tax credit for first time home buyers. There have also been meaningful productivity gains among US workers, allowing the economy to grow without significant job creation. Still, while the stock market’s performance in 2010 slowed considerably from the previous year, investors were still rewarded with returns from the S&P 500 at 15.06%. Additionally, Dec. housing numbers were a clear bright spot, with purchases of new homes in the U.S. surging 18% for the month, the biggest jump since 1992. This unexpected surge in housing at yearend did push the economy slightly higher in the final quarter of 2010.

The economic crosscurrents from 2010 have continued into the new year. The consumer is increasingly positive, and investor sentiment is decidedly more upbeat. By the end of January 2011, the Dow Jones Industrial Average crossed 12,000 for the first time since June 2008. Rallies in equities, corporate debt and commodities in the first quarter illustrate how much the $12 trillion pumped into the financial system by governments and central banks is spurring economic growth. However, the Fed remains concerned with lackluster job creation, and is likely to stay the course on quantitative easing by completing $600 billion of Treasury purchases through June of this year. The Fed also left its benchmark interest rate unchanged in a range of zero to 0.25%, where it’s been since December 2008. It is clear that the Fed is prepared to keep short rates low for an extended period of time in pursuit of meeting its twin mandates for full employment and stable prices.

On balance, we believe that economic trends generally are improving, and should provide opportunities for solid returns this year in the capital markets.

3

The Value Line Tax Exempt Fund, Inc.

(unaudited)

The following graph compares the performance of The Value Line Tax Exempt Fund, Inc. to that of the Barclays Capital Municipal Bond Index (the “Index”). The Value Line Tax Exempt Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in The
Value Line Tax Exempt Fund, Inc. and the Barclays Capital Municipal Bond Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 2/28/11	1.67%	$10,167
5 years ended 2/28/11	1.82%	$10,944
10 years ended 2/28/11	3.04%	$13,492

*
The Barclays Capital Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Fund’s returns.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4

The Value Line Tax Exempt Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 through February 28, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 9/1/10	Ending account value 2/28/11	Expenses paid during period 9/1/10 thru 2/28/11*
Actual	$1,000.00	$961.62	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71

*
Expenses are equal to the Fund’s annualized expense ratio of 0.74% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 0.76% gross of nonrecurring legal fee reimbursement.

5

The Value Line Tax Exempt Fund, Inc.

Portfolio Highlights at February 28, 2011 (unaudited)

Ten Largest Long–Term Holdings

Issue	Principal Amount	Value	Percentage of Net Assets
Cleveland Ohio Airport System Revenue, Refunding Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	$2,500,000	$2,647,725	3.4%
Arlington Texas, Special Tax, 5.00%, 8/15/28	$2,575,000	$2,542,478	3.3%
Maryland State, Refunding Bonds, General Obligation Unlimited, Ser. B, 5.00%, 3/1/19	$2,000,000	$2,358,300	3.1%
Northern Illinois Municipal Power Agency, Power Project Revenue, Refunding Bonds, Prairie State Project, Ser. A, MBIA Insured, 5.00%, 1/1/20	$2,215,000	$2,312,615	3.0%
Detroit Michigan Sewage Disposal Revenue Bonds, Refunding, Senior Lien, Ser. A, AGC-ICC MBIA Insured, 5.25%, 7/1/22	$2,135,000	$2,197,427	2.9%
Upper Trinity Regional Water District, Revenue Refunding Bond, AMBAC Insured, 5.25%, 8/1/21	$2,015,000	$2,113,917	2.8%
Brownsburg Indiana 1999 School Building Corporation, Revenue Refunding Bonds, First Mortgage, Ser. B, FSA State Aid Withholding Insured, 5.00%, 7/15/24	$2,005,000	$2,037,982	2.7%
Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	$2,120,000	$2,030,684	2.6%
Hays Texas Consolidated Independent School District, General Obligation Unlimited, 4.50%, 8/15/32	$2,000,000	$1,922,720	2.5%
Mesa Utility Systems, Revenue Bonds, 4.88%, 7/1/32	$2,000,000	$1,914,180	2.5%

Asset Allocation — Percentage of Fund’s Net Assets

6

The Value Line Tax Exempt Fund, Inc.

Long-Term Investments Allocation

Quality Diversification — Credit Quality expressed as a Percentage of Fund’s Net Assets as of 2/28/11

Aaa/AAA	17.2%
Aa1/AA+	10.8%
Aa2/AA	23.8%
Aa2e	0.3%
Aa3	17.6%
A1	8.4%
A2/A	11.1%
A3	2.7%
Baa1	5.3%
NR	1.5%
Total Investments	98.7%
Cash and other assets in excess of liabilities	1.3%
Total Net Assets	100.0%

Source: Moody’s ratings, defaulting to S&P when not rated.
Credit quality is subject to change.

7

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments	February 28, 2011

Principal Amount		Rating (unaudited)	Value

LONG-TERM MUNICIPAL SECURITIES (98.7%)
	ALASKA (1.0%)
$700,000	North Slope Boro Alaska, General Obligation Unlimited, Ser. A, 5.00%, 6/30/17	Aa3	$801,577

	ARIZONA (2.5%)
2,000,000	Mesa Utility Systems, Revenue Bonds, 4.88%, 7/1/32	Aa2	1,914,180

	ARKANSAS (1.7%)

	Arkansas State Development Financing Authority, Economic
	Development Revenue Bonds, Ser. B, ADFA Guaranteed:
290,000	4.25%, 3/1/15	A*	299,036
485,000	4.30%, 3/1/16	A*	496,684
500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1	499,410
			1,295,130
	CALIFORNIA (5.6%)
150,000	Berkeley California, Measure FF - Neighborhood Project, General Obligation Unlimited, 4.00%, 9/1/27	Aa2	139,505
250,000	California State Department of Water Resources Power Supply Revenue, Revenue Bonds, Ser. L, 5.00%, 5/1/15	Aa3	279,645
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, FSA Insured, 0.00%, 8/1/30 (1)	Aa3	134,780
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, FSA Insured, 5.25%, 10/15/21	Aa3	246,484
2,000,000	Los Angeles Unified School District, General Obligation Unlimited, Ser. A-1, NATL-RE Insured, 4.50%, 1/1/28	Aa2	1,831,440
775,000	Los Angeles Unified School District, General Obligation Unlimited, Ser. B, 4.00%, 7/1/18	Aa2	801,381
855,000	Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25 (2)	Aa2	871,390
			4,304,625
	COLORADO (2.2%)
500,000	Arapahoe County Colorado School District Number 006 Littleton, General Obligation Unlimited, 5.00%, 12/1/16	Aa2	575,780
1,000,000	Larimer County Colorado School District No. R-1 Poudre, General Obligation Unlimited, 5.75%, 12/15/21	**	1,138,340
			1,714,120

See Notes to Financial Statements.
8

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments

Principal Amount		Rating (unaudited)	Value

	CONNECTICUT (1.5%)
	Connecticut State, General Obligation Unlimited, Ser. B:
$250,000	5.00%, 4/15/13	Aa2	$271,313
775,000	5.00%, 12/1/18	Aa2	897,690
			1,169,003
	DELAWARE (0.3%)
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+*	219,268

	FLORIDA (6.4%)
1,000,000	Broward County Florida Half-Cent Sales Tax Revenue, Main Courthouse Project, Revenue Bonds, Ser. A, 5.00%, 10/1/16	Aa2	1,119,980
685,000	Cape Coral Florida Utility Improvement Assessment, Southwest 4 Area, MBIA Insured, 4.50%, 7/1/18	A2	710,434
500,000	Florida State Department of Transportation Infrastructure Bank Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/14	Aa2	544,110
415,000	Hillsborough County School Board Certificates of Participation, Master Lease Program, MBIA Insured, 5.00%, 7/1/22	Aa2	431,654
350,000	Miami-Dade County Florida Aviation Revenue, Refunding Bonds, Miami International Airport, MBIA-RE FGIC Insured, 5.75%, 10/1/17	A2	363,013
1,000,000	Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	Aa2	1,000,670
250,000	Orlando Florida Capital Improvement Special Revenue, Revenue Bonds, Ser. A, 5.00%, 4/1/15	Aa2	273,598
465,000	Polk County Florida Public Facilities, Revenue Bonds, MBIA Insured, 5.00%, 12/1/21	A1	481,005
			4,924,464
	GEORGIA (1.4%)
500,000	Georgia State, General Obligation Unlimited, Ser. D, 5.00%, 7/1/12	Aaa	529,905
500,000	Municipal Electric Authority of Georgia, Combined Cycle Project, Revenue Bonds, Ser. A, 5.00%, 11/1/24	A1	518,490
			1,048,395
	ILLINOIS (5.6%)
1,000,000	Chicago Illinois Transit Authority, Federal Transit Administration Section 5309, Revenue Bonds, Ser. A, 5.00%, 6/1/22	Aa3	982,620
1,000,000	Illinois Finance Authority Revenue, Refunding Bonds, Shedd Aquarium Society, AMBAC Insured, 5.25%, 7/1/23 (2)	A1	1,020,520

2,215,000	Northern Illinois Municipal Power Agency, Power Project Revenue, Refunding Bonds, Prairie State Project, Ser. A, MBIA Insured, 5.00%, 1/1/20	A2	2,312,615
			4,315,755

See Notes to Financial Statements.
9

The Value Line Tax Exempt Fund, Inc.

February 28, 2011

Principal Amount		Rating (unaudited)	Value

	INDIANA (6.7%)
$2,005,000	Brownsburg Indiana 1999 School Building Corporation, Revenue Refunding Bonds, First Mortgage, Ser. B, FSA State Aid Withholding Insured, 5.00%, 7/15/24	AA+*	$2,037,982
1,605,000	Columbus Indiana Renovation School Building Corporation First Mortgage, Revenue Bonds, MBIA Insured, 5.00%, 7/15/21	Baa1	1,690,996
	Franklin Township Indiana School Building Corporation, Marion County First Mortgage, Revenue Bonds, MBIA Insured:
210,000	5.00%, 7/15/22	Baa1	216,548
440,000	5.00%, 7/15/23	Baa1	450,358
750,000	St Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	Aaa	754,845
			5,150,729
	KANSAS (0.7%)
500,000	Johnson County Kansas Unified School District No. 512 Shawnee Mission, General Obligation Unlimited, Ser. A, 4.50%, 10/1/27	Aaa	505,895
	KENTUCKY (0.7%)
450,000	Kentucky State Turnpike Authority Economic Development Road Revenue, Revenue Bonds, Revitalization Projects - Ser. A, 5.00%, 7/1/19	Aa2	506,799
	MARYLAND (4.4%)
1,000,000	Howard County Maryland Consolidated Public Improvement, General Obligation Unlimited, Ser. A, 4.00%, 2/15/23	Aaa	1,040,830
2,000,000	Maryland State, Refunding Bonds, General Obligation Unlimited, Ser. B, 5.00%, 3/1/19	Aaa	2,358,300
			3,399,130
	MASSACHUSETTS (2.2%)
250,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Harvard University, Ser. A, 5.00%, 12/15/30	Aaa	264,568
100,000	Massachusetts State Consolidated Loan, General Obligation Limited, Ser. C, NATL-RE FGIC Insured, 5.50%, 11/1/13	Aa1	111,450
500,000	Massachusetts State Consolidated Loan, General Obligation Unlimited, Ser. A, 5.00%, 3/1/16	Aa1	570,815
150,000	Massachusetts State, General Obligation Unlimited, Ser. B, 5.00%, 11/1/16	Aa1	172,746
500,000	University of Massachusetts Building Authority Project Revenue, Revenue Bonds, Sr. Ser. 1, 5.00%, 11/1/15	Aa2	570,115
			1,689,694
	MICHIGAN (3.2%)
2,135,000	Detroit Michigan Sewage Disposal Revenue Bonds, Refunding, Senior Lien, Ser. A, AGC-ICC MBIA Insured, 5.25%, 7/1/22	Aa3	2,197,427

See Notes to Financial Statements.
10

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments

Principal Amount		Rating (unaudited)	Value

$250,000	Grand Rapids Michigan Water Supply, Revenue Bonds, 5.00%, 1/1/17	Aa1	$283,910
			2,481,337
	MINNESOTA (1.0%)
375,000	Minnesota State, General Obligation Unlimited, Ser. C, 5.00%, 8/1/19	Aa1	441,825
325,000	Osseo Independent School District No 279, General Obligation Unlimited, Refunding & School Building, Ser. A, AGM Insured, 5.00%, 2/1/15	Aa2	364,091
			805,916
	MISSISSIPPI (2.6%)
2,120,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	2,030,684

	MISSOURI (1.3%)
1,000,000	Bi-State Development Agency Missouri Illinois Metropolitan District Mass Transaction Sales Tax, Revenue Bonds, Remk-Metrolink Cross Country Project, FSA Insured, 5.00%, 10/1/21	Aa3	1,033,960

	NEVADA (2.5%)
1,820,000	Clark County Nevada Airport Revenue, Refunding Bonds, Jet Aviation Fuel Tax, Ser. C, AMBAC Insured, 5.38%, 7/1/16 (2)	A1	1,902,883

	NEW JERSEY (1.1%)
500,000	New Jersey Building Authority State Building Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/17	Aa3	547,360
250,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Transn Sys - Ser. B, 5.25%, 12/15/12	Aa3	266,487
			813,847
	NEW YORK (2.9%)
130,000	New York New York, General Obligation Unlimited, Subser. F-1, 5.00%, 9/1/16	Aa2	143,484
100,000	New York State Local Government Assistance Corp., Revenue Bonds, Refunding & Senior Lien - Ser. A, 5.00%, 4/1/19	Aa2	112,317
250,000	New York State Local Government Assistance Corp., Revenue Bonds, Refunding & Sub Lien - Ser. B, 5.00%, 4/1/14	Aa2e	278,382
700,000	New York State, General Obligation Unlimited, Ser. A, 3.00%, 3/1/16	Aa2	733,782
1,000,000	Westchester County New York, General Obligation Unlimited, Ser. B, 3.00%, 6/1/21	Aaa	994,640
			2,262,605
	NEW YORK CITY (2.4%)
1,000,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. DD, 4.75%, 6/15/36	Aa2	951,860

See Notes to Financial Statements.
11

The Value Line Tax Exempt Fund, Inc.

February 28, 2011

Principal Amount		Rating (unaudited)	Value

$250,000	New York City Health & Hospital Corp. Revenue, Revenue Bonds, Health Systems - Ser. A, 5.00%, 2/15/16	Aa3	$274,325
250,000	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Ser. S-1, 5.00%, 1/15/14	Aa3	272,377
100,000	New York City, General Obligation Unlimited, Ser. B, AGM Insured, 5.25%, 8/1/13	Aa2	109,645
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art - 1A, 5.00%, 4/1/28	Aa2	258,115
			1,866,322
	NORTH CAROLINA (1.6%)
100,000	North Carolina Medical Care Commission Hospital Revenue, Revenue Bonds, Moses Cone Health System, 5.00%, 10/1/14	AA*	109,363
1,000,000	North Carolina State Public Improvement, General Obligation Unlimited, Ser. A, 5.00%, 5/1/13	Aaa	1,090,300
			1,199,663
	NORTH DAKOTA (0.9%)
705,000	Grand Forks North Dakota Health Care Systems Revenue Bonds, MBIA Insured, 5.63%, 8/15/27	Baa1	678,993
	OHIO (3.9%)
2,500,000	Cleveland Ohio Airport System Revenue, Refunding Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	Aa3	2,647,725
300,000	Ohio State Water Development Authority Revenue, Revenue Bonds, Water Pollution Control Loan-C, 5.00%, 12/1/18	Aaa	347,061
			2,994,786
	OREGON (1.4%)
1,000,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. A, 5.00%, 4/1/29	Aa2	1,041,130
	PENNSYLVANIA (2.4%)
500,000	Centennial School District Bucks County, General Obligation Limited, Ser. A, 5.00%, 12/15/34	Aa2	508,880
1,000,000	Delaware Valley Pennsylvania Regional Finance Authority Local Government Revenue, Revenue Bonds, Extraordinary Redemption Provision, AMBAC Insured, 5.50%, 8/1/18 (2)	A2	1,094,430
200,000	Pennsylvania State University, Revenue Bonds, Ser. B, 5.25%, 8/15/22	Aa1	232,672
			1,835,982
	RHODE ISLAND (0.7%)
500,000	Rhode Island State & Providence Plantations, General Obligation Unlimited, Construction Capital Development Loan - Ser. C, 5.00%, 11/15/16	Aa2	566,810

See Notes to Financial Statements.
12

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments

Principal Amount		Rating (unaudited)	Value

	SOUTH CAROLINA (0.2%)
$145,000	North Charleston South Carolina, General Obligation Unlimited, 4.00%, 6/1/12	Aa2	$151,376
	TEXAS (21.5%)
2,575,000	Arlington Texas, Special Tax, 5.00%, 8/15/28	A1	2,542,478
1,100,000	Dallas Texas Civic Center, Revenue Bonds, Refunding & Improvement, Assured GTY Insured, 5.00%, 8/15/17	Aa3	1,192,774
	Fort Worth Texas, General Obligation Limited, Certificates Obligation-Parking:
1,035,000	5.25%, 3/1/26	Aa1	1,097,814
650,000	5.25%, 3/1/28	Aa1	682,741
	Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A:
945,000	5.00%, 8/15/27	Aa3	977,262
1,670,000	5.00%, 8/15/32	Aa3	1,673,390
2,000,000	Hays Texas Consolidated Independent School District, General Obligation Unlimited, 4.50%, 8/15/32	AAA*	1,922,720
	Laredo Texas Independent School District Public Facility Corp., Lease Revenue Bonds, AMBAC Insured:
280,000	Ser. A, 5.00%, 8/1/16 (2)	A*	282,461
475,000	Ser. B, 5.00%, 8/1/21 (2)	A*	476,800
500,000	Ser. C, 5.00%, 8/1/15 (2)	A*	504,930
10,000,000	Leander Texas Independent School District, General Obligation Unlimited, Capital Appreciation, Refunding & School Building, PSF-GTD Insured, 0.00%, 8/15/41 (1)	AAA*	1,677,500
1,000,000	Southmost Junior College District Texas, General Obligation Unlimited, MBIA-IL-RE Insured, 5.00%, 2/15/25	Baa1	1,016,140
2,015,000	Upper Trinity Regional Water District, Revenue Refunding Bond, AMBAC Insured, 5.25%, 8/1/21 (2)	A3	2,113,917
375,000	Ysleta Texas Independent School District, General Obligation Unlimited, 5.00%, 8/15/30	AAA*	389,876
			16,550,803
	UTAH (0.2%)
150,000	Utah State, General Obligation Unlimited, Ser. A, 4.00%, 7/1/16	Aaa	166,490
	VERMONT (0.3%)
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa2	263,810
	VIRGINIA (1.8%)
250,000	Tobacco Settlement Financing Corporation, Revenue Bonds, Asset-Backed, 5.25%, 6/1/19	Aaa	255,262
500,000	Virginia State Public School Authority, School Educational Technology NTS-X, Revenue Bonds, 5.00%, 4/15/13	Aa1	543,405

See Notes to Financial Statements.
13

The Value Line Tax Exempt Fund, Inc.

February 28, 2011

Principal Amount		Rating (unaudited)	Value

$500,000	Virginia State Resources Authority Infrastructure Revenue, Revenue Bonds, Virginia Pooled Financing Program - Ser. C, 5.00%, 11/1/18	Aaa	$587,015
			1,385,682
	WASHINGTON (1.2%)
300,000	Energy Northwest Washington Electric Revenue, Project 3, Revenue Bonds, Ser.A, 5.00%, 7/1/17	Aaa	346,212
500,000	King County Washington School District No. 405 Bellevue, General Obligation Unlimited, 5.00%, 12/1/19	Aa1	580,595
			926,807
	WEST VIRGINIA (0.7%)
500,000	State of West Virginia, General Obligation Unlimited, 4.00%, 6/1/22	Aa1	521,010
	WISCONSIN (2.0%)
250,000	Wisconsin State Clean Water Revenue, Revenue Bonds, Ser. 4, 5.00%, 6/1/17	Aa1	289,127
	Wisconsin State, General Obligation Unlimited:
1,000,000	Ser. C, 4.50%, 5/1/20	Aa2	1,111,860
150,000	Ser. C, 5.00%, 5/1/14	Aa2	166,913
			1,567,900
	TOTAL LONG-TERM MUNICIPAL SECURITIES (98.7%) (Cost $76,291,475)		76,007,560
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)		964,671
	NET ASSETS (100.0%)		$76,972,231
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE ($76,972,231 ÷ 8,163,591 shares outstanding)		$9.43

* Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.
** Security no longer rated by Moody’s and Standard & Poor’s.
(1) Zero coupon bond.
(2) In November 2010, AMBAC Financial Group, Inc. (AMBAC) filed for bankruptcy protection under Chapter 11 of the
United States Bankruptcy Code.
ADFA - Arkansas Development Finance Authority
AGC - Associated General Contractors
AGM - Assured Guaranty Municipal
AMBAC - American Municipal Bond Assurance Corporation
Assured GTY - Assured Guaranty Insurance Company
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance
ICC - International Code Council
MBIA - Municipal Bond Investors Assurance Corporation
NATL-RE - National Public Finance Guarantee Corporation

See Notes to Financial Statements.
14

The Value Line Tax Exempt Fund, Inc.

Statement of Assets and Liabilities at February 28, 2011

Assets:
Investment securities, at value (Cost - $76,291,475)	$76,007,560
Cash	339,761
Interest receivable	727,473
Prepaid expenses	23,704
Receivable for capital shares sold	14,573
Total Assets	77,113,071

Liabilities:
Dividends payable to shareholders	60,260
Payable for capital shares redeemed	14,359
Accrued expenses:
Advisory fee	30,867
Other	35,354
Total Liabilities	140,840
Net Assets	$76,972,231

Net assets consist of:
Capital stock, at $0.01 par value (authorized 65,000,000, outstanding 8,163,591 shares)	$81,636
Additional paid-in capital	84,644,326
Distributions in excess of net investment income	(21,611)
Accumulated net realized loss on investments	(7,448,205)
Net unrealized depreciation of investments	(283,915)
Net Assets	$76,972,231
Net Asset Value, Offering and Redemption Price per Outstanding Share ($76,972,231 ÷ 8,163,591shares outstanding)	$9.43

Statement of Operations for the Year Ended February 28, 2011

Investment Income:
Interest	$3,469,661
Expenses:
Advisory fee	413,481
Service and distribution plan fees	206,740
Auditing and legal fees	40,045
Printing and postage	36,035
Transfer agent fees	33,737
Custodian fees	28,471
Registration and filing fees	26,446
Directors’ fees and expenses	13,558
Insurance	10,630
Other	23,724
Total Expenses Before Custody Credits and Fees Waived	832,867
Less: Service and Distribution Plan Fees Waived	(206,740)
Less: Legal Fee Reimbursement	(8,313)
Less: Custody Credits	(2,458)
Net Expenses	615,356
Net Investment Income	2,854,305

Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain	586,771
Change in Net Unrealized Appreciation/(Depreciation)	(2,054,579)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(1,467,808)
Net Increase in Net Assets from Operations	$1,386,497

See Notes to Financial Statements.
15

The Value Line Tax Exempt Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended February 28, 2011 and 2010

	Year Ended February 28, 2011	Year Ended February 28, 2010

Operations:
Net investment income	$2,854,305	$3,375,135
Net realized gain/(loss) on investments	586,771	(1,155,713)
Change in net unrealized appreciation/(depreciation)	(2,054,579)	3,320,141
Net increase in net assets from operations	1,386,497	5,539,563

Distributions to Shareholders:
Net investment income	(2,854,305)	(3,377,034)

Capital Share Transactions:
Proceeds from sale of shares	6,769,210	2,253,105
Proceeds from reinvestment of dividends to shareholders	2,051,266	2,454,891
Cost of shares redeemed	(14,447,786)	(7,670,998)
Net decrease in net assets from capital share transactions	(5,627,310)	(2,963,002)
Total Decrease in Net Assets	(7,095,118)	(800,473)

Net Assets:
Beginning of year	84,067,349	84,867,822
End of year	$76,972,231	$84,067,349
Distributions in excess of net investment income, at end of year	$(21,611)	$(21,611)

See Notes to Financial Statements.
16

The Value Line Tax Exempt Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

The Value Line Tax Exempt Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state or region. The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The investments are valued each business day at market value using prices supplied by an independent pricing service (the “Service”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the Board of Directors.

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets as of February 28, 2011:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Total Long-Term Municipal Securities	$0	$76,007,560	$0	$76,007,560
Total Investments in Securities	$0	$76,007,560	$0	$76,007,560

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

17

The Value Line Tax Exempt Fund, Inc.

February 28, 2011

For the year ended February 28, 2011, there was no significant transfer activity between Level 1 and Level 2.

For the year ended February 28, 2011, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Distributions: It is the policy of the Fund to declare dividends daily from net investment income. Dividends credited to a shareholder’s account are paid monthly. Income earned by the Fund on weekends, holidays, and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Fund expects to distribute any net realized capital gains at least annually.

The amount of dividends and distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(G) Other: On March 11, 2010, certain affected Value Line Funds and Value Line, Inc. (“VLI”) entered into an agreement pursuant to which VLI agreed to reimburse those Funds in the aggregate amount of $917,302 for various expenses incurred by those Funds in connection with the subject matter of the settlement, dated November 4, 2009, between the Securities and Exchange Commission and VLI, Value Line Securities, Inc. (currently EULAV Securities LLC (the “Distributor”)) and two former directors and officers of VLI. The agreement required VLI to reimburse those Funds in twelve monthly installments commencing April 1, 2010 and those Funds accrued a related receivable. Accordingly, the Fund accrued $8,313 in expense reimbursements from VLI. In November 2010, VLI accelerated its payment obligations and paid in full the outstanding balance.

On December 23, 2010, EULAV Asset Management, LLC (the “Adviser”) was restructured so that it is no longer a wholly-owned subsidiary of VLI. As part of the restructuring, the Adviser converted to a Delaware statutory trust named EULAV Asset Management and the Distributor merged into EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. VLI has stated that as a result of the restructuring it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. On July 20, 2010, the Board approved a new investment advisory agreement between each Fund and the restructured Adviser to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement was also contingent upon approval by shareholders of the applicable Fund. Toward this end, each Fund held special shareholder meetings in the Fall of 2010 at which shareholders approved the new investment advisory agreements with the restructured Adviser. In addition, the shareholders of each Fund elected three persons as members of the Board at the special shareholder meetings. Please see “Proxy Results” later in this annual report for the voting results of those shareholder meetings.

18

The Value Line Tax Exempt Fund, Inc.

Notes to Financial Statements

(H) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended February 28, 2011	Year Ended February 28, 2010
Shares sold	696,778	234,650
Shares issued to shareholders in reinvestment of dividends and distributions	213,146	257,715
Shares redeemed	(1,503,563)	(803,738)
Net decrease	(593,639)	(311,373)
Dividends per share from net investment income	$0.3320	$0.3774

3. Purchases and Sales of Securities

Purchases and sales of municipal securities, excluding short-term securities, were as follows:

Year Ended February 28, 2011
Purchases:
Long-term Obligations	$29,092,694
Sales:
Long-term Obligations	$29,411,607

4. Income Taxes

At February 28, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$76,291,475
Gross tax unrealized appreciation	$941,840
Gross tax unrealized depreciation	($1,225,755)
Net tax unrealized depreciation on investments	($283,915)
Undistributed income on municipal bonds	$38,649
Capital loss carryforward, expires February 29, 2016	($913,655)
Capital loss carryforward, expires February 28, 2017	($5,605,143)
Capital loss carryforward, expires February 28, 2018	($929,407)

During the year ended February 28, 2011, as permitted under federal income tax regulations, the Fund utilized $172,601 of capital loss carryforwards.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

The tax composition of dividends to shareholders for the years ended February 28, 2011 and February 28, 2010 were as follows:

	2011	2010
Tax exempt income	$2,854,305	$3,134,695
Taxable ordinary income	—	242,339
	$2,854,305	$3,377,034

19

The Value Line Tax Exempt Fund, Inc.

February 28, 2011

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $413,481 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended February 28, 2011. This was computed at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. Fees amounting to $206,740, before fee waiver, were accrued under the Plan for the year ended February 28, 2011. Effective July 1, 2008, 2009 and 2010, the Distributor contractually agreed to waive the 12b-1 fee for one year periods. For the year ended February 28, 2011, all 12b-1 fees were waived. The Distributor has no right to recoup previously waived amounts.

For the year ended February 28, 2011, the Fund’s expenses were reduced by $2,458 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a Director of the Fund. At February 28, 2011, the officers and Director as a group owned 898 shares, representing less than 1% of the outstanding shares.

20

The Value Line Tax Exempt Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Years Ended on Last Day of February,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.60	$9.36	$9.29	$10.56	$10.56

Income from investment operations:
Net investment income	0.33	0.38	0.37	0.39	0.40
Net gains or (losses) on securities
(both realized and unrealized)	(0.17)	0.24	0.07	(1.21)	0.09
Total from investment operations	0.16	0.62	0.44	(0.82)	0.49

Less distributions:
Dividends from net investment income	(0.33)	(0.38)	(0.37)	(0.39)	(0.40)
Distributions from net realized gains	—	—	—	(0.06)	(0.09)
Total distributions	(0.33)	(0.38)	(0.37)	(0.45)	(0.49)

Net asset value, end of year	$9.43	$9.60	$9.36	$9.29	$10.56

Total return	1.67%	6.70%	4.74%	(8.03)%	4.73%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$76,972	$84,067	$84,868	$89,752	$109,503
Ratio of expenses to average net assets(1)	1.01%	1.02%	0.99%	0.93%	0.93%
Ratio of expenses to average net assets(2)	0.74%	0.76%	0.69%	0.65%	0.67%
Ratio of net investment income to average net assets	3.45%	3.99%	3.87%	3.83%	3.79%
Portfolio turnover rate	36%	146%	307%	213%	283%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of the service and distribution plan fees by the Distributor and the reimbursement by Value Line of certain expenses incurred by the Fund (“Expenses”) in connection with a settlement with the Securities and Exchange Commission related to brokerage commissions charged by the Distributor to the Fund. The ratio of expenses to average net assets, net of custody credits but exclusive of the fee waivers and reimbursement of Expenses, would have been 1.00%, 1.01%, 0.94%, 0.90%, and 0.92% for the years ended February 28, 2011, February 28, 2010, February 28, 2009, February 29, 2008, and February 28, 2007, respectively.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor and the reimbursement of Expenses by Value Line.

See Notes to Financial Statements.
21

The Value Line Tax Exempt Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Value Line Tax Exempt Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Tax Exempt Fund, Inc. (the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

April 28, 2011

22

The Value Line Tax Exempt Fund, Inc.

PROXY RESULTS
FOR
VALUE LINE TAX EXEMPT FUND, INC.

Two Special Meetings of Shareholders were held on October 26, 2010 for shareholders of record on August 25, 2010 to elect three nominees for Directors of the Fund and to approve a new investment advisory agreement between the Fund and EULAV Asset Management.

Approved the Directors as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD
Ms. Joyce Heinzerling	5,742,983	369,088
Mr. Mitchell E. Appel	5,757,604	354,467
Daniel S. Vandivort	5,763,589	348,482

Following their October 26, 2010 approval, Ms. Heinzerling and Mr. Vandivort continued to serve as Directors along with Ms. Nancy-Beth Sheerr and Messrs. Francis C. Oakley, David H. Porter, Thomas Sarkany and Paul Craig Roberts. Effective with the resignation of Mr. Thomas Sarkany on December 23, 2010, Mr. Appel became a Director.

Approved the new investment advisory agreement as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINING	BROKER NON-VOTES*
5,402,038	181,589	275,129	271,099

*Broker non-votes are proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote such shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote.

23

The Value Line Tax Exempt Fund, Inc.

FACTORS CONSIDERED BY THE BOARD IN APPROVING
THE INVESTMENT ADVISORY AGREEMENT
FOR THE VALUE LINE TAX EXEMPT FUND, INC. (UNAUDITED)

          The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Tax Exempt Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to initially and annually thereafter consider the approval of an investment advisory agreement between the Fund and its investment adviser.

          The Fund’s former investment advisory agreement with EULAV Asset Management, LLC (the “Former Agreement”) terminated by operation of law on December 23, 2010 when EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (the “Adviser”).1 In its consideration of whether the new investment advisory agreement between the Fund and the Adviser (“Agreement”) was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement.

          Among the factors considered by the Board was the fact that all terms under the Agreement, including the advisory services provided and fee rate charged, are identical to those under the Former Agreement, with the sole exception of the date of execution, the two-year initial term, and immaterial changes in form and updates. The Board, including the Independent Directors, also took into account that it had recently performed a full annual review of the Former Agreement and approved the selection of the Adviser and the continuance of the Former Agreement based on a thorough examination of qualitative and quantitative information provided by the Adviser. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement and Former Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the restructured Adviser and approving the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

          Both in the meetings which specifically addressed the approval of the Agreement and the Former Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Former Agreement and as planned under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional general municipal debt funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

          As part of the review of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Former Agreement and as planned under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 15 other retail front-end load and no-load general municipal debt funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load general municipal debt funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

1 Unless otherwise indicated, for periods prior to December 23, 2010, the term “Adviser” should be understood to refer to EULAV Asset Management, LLC and its predecessor, Value Line, Inc. (“VLI”).

24

The Value Line Tax Exempt Fund, Inc.

          In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the financial results and condition of the Adviser both before and as projected after the restructuring, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund and the Value Line family of funds, as well as the projected profitability after the restructuring; (b) the Adviser’s current and anticipated investment management staffing and resources; (c) the proposed ownership, control and day-to-day management of the Adviser after the restructuring; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser related to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc., formerly the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”),2 VLI and two former directors and officers of VLI. The Board also relied upon representations by VLI that (i) as a result of the restructuring, VLI will no longer “control” (as that term is defined in the 1940 Act) the restructured Adviser or the Distributor and (ii) the settlement of this matter was not likely to have a materially adverse effect on the resources or ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

          The following summarizes matters considered by the Board in connection with its approval of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

          The Board noted that the Agreement’s terms are identical in all material respect to those of the Former Agreement. The Board also considered representations by VLI and the Adviser that, after giving effect to the restructuring, the Adviser and Distributor would have adequate resources to perform their respective services, that there would be no diminution in the nature, quality and extent of such services, and that the Value Line Timeliness rankings would continue to be provided to the Adviser without cost. The Board reviewed the resources and effectiveness of the Adviser’s overall compliance program and viewed favorably the fact that Mr. Appel would continue as Chief Executive Officer of the Adviser with responsibility for day-to-day management following the restructuring. The Board also viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on these considerations, and in significant reliance on the representations of VLI and the Adviser, the Board concluded that there was not likely to be an adverse change in the nature, quality and extent of services provided by the Adviser and its affiliates under the Agreement following the restructuring, and that the quality of such services would continue to be appropriate.

2 On May 5, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. As part of the restructuring on December 23, 2010, EULAV Securities, Inc. was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. No other changes were made to the Distributor’s organization, including its operations and personnel.

25

The Value Line Tax Exempt Fund, Inc.

          Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund’s performance was below the performance of both the Performance Universe average and the Lipper Index for the one-year, three-year, five-year and ten-year periods ended December 31, 2009.

          The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objectives and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board took into account the fact that no change was expected in the Fund’s portfolio manager or other employees of the Adviser in connection with the restructuring. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

          Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. Although the Fund’s management fee rate for the most recent fiscal year was slightly higher than that of both the Expense Group average and the Expense Universe average, the Board determined that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable.

          The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive all of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.00% of the Fund’s average daily net assets for the period ending June 30, 2011. In connection with the restructuring, the Distributor and the Board have agreed to extend this contractual waiver Rule 12b-1 fee waiver through June 30, 2012. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. The Board noted that, for the most recent fiscal year, the Fund’s total expense ratio after giving effect to the waiver was less than that of the Expense Group average and the Expense Universe average as a result of the Rule 12b-1 fee waiver. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the Agreement.

          The Board took into account the fact that the fee rate under the Agreement was identical to that under the Former Agreement, that the expense structure of the Fund would not increase as a result of the restructuring, and that no alteration of the management or Rule 12b-1 fee rates or any waivers or expense reimbursement arrangements was intended by VLI or the Adviser in connection with the restructuring or during the two years thereafter.

          Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor.

          Profitability. The Board considered the level of historical and projected profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board noted that the Fund’s fee rates under the Agreement and Former Agreement would be identical and considered representations by VLI and the Adviser that the Adviser had no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements for any of the funds within the Value Line group of funds for a period of two years from the closing of the restructuring. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

26

The Value Line Tax Exempt Fund, Inc.

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fallout” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

          Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure were not currently necessary. It was noted that, although it was not yet possible to evaluate opportunities for additional economies of scale resulting from the restructuring, the Board did not expect economies of scale to be significant given the size of the Fund.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that it manages non-mutual fund asset management accounts that have similar objectives and policies to certain of the funds in the Value Line family of funds, but that are not generally comparable for a number of reasons (including different services provided).

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to approve the Agreement as in the best interest of the Fund and its shareholders.

27

The Value Line Tax Exempt Fund, Inc.

Federal Tax Notice (unaudited)

During the year ended February 28, 2011, the Fund paid dividends to shareholders of $0.3320 per share from net investment income, of which 100% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser with respect to those taxes.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

28

The Value Line Tax Exempt Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel YOB: 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.
None
Non-Interested Director
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

29

The Value Line Tax Exempt Fund, Inc.

Management of the Fund

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Director	Since 1984	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Director (Chairman of Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief  Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004-2006) and President and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

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The Value Line Tax Exempt Fund, Inc.

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31

The Value Line Tax Exempt Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

32

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

             (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its
Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
            (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

            (a)Audit Fees 2011 $10,613.35

            (b) Audit-Related fees – None.

            (c) Tax Preparation Fees 2011 $7,692.10

            (d) All Other Fees – None

            (e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

             (e) (2) Not applicable.

             (f) Not applicable.

             (g) Aggregate Non-Audit  Fees 2011 $2,400.00

            (h) Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

 (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002  attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	May 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	May 9, 2011